UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2001

 HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200,Houston,Texas		77042
(Address of principal executive offices)		(Zip Code)

 (713) 361-2600
(Registrant's telephone number, including area code)

Item 5.     Other Events.

             On October 30, 2001, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits

        (a)     Exhibits.

                 99 Press release issued by Horizon Offshore, Inc. on October 30, 2001, announcing its earnings for the quarter ended September 30, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By: /s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated: October 30, 2001